     As filed with the Securities and Exchange Commission on June 28, 1999
                            Registration No. 333-18287

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                 ---------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------


                            SKANEATELES BANCORP, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                                           16-1368745
  (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                         Identification No.)

                             33 East Genesee Street
                           Skaneateles, New York 13152
                                 (315) 685-2265
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

                              --------------------

                               Gary L. Karl, Esq.
                          Harter, Secrest & Emery LLP
                                700 Midtown Tower
                            Rochester, New York 14604
                                 (716) 232-6500
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              --------------------

         The offering contemplated by this Registration Statement terminated on March 10, 1999. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant files this Post-Effective Amendment No. 1 to deregister such number of shares originally registered by the Registration Statement as remained unsold as of the termination of the offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Skaneateles, State of New York, on June 22, 1999.


                            SKANEATELES BANCORP, INC.


                            By: /s/ John P. Driscoll
                               -------------------------------
                               John P. Driscoll
                               Chairman of the Board of Directors,
                               President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                              TITLE                                  DATE
/s/ John P. Driscoll                   Chairman of the Board                  June 22, 1999
--------------------------------       of Directors, President
John P. Driscoll                       and Chief Executive Officer
                                       (Principal Executive Officer)


/s/ J. Daniel Mohr                     Chief Financial Officer and            June 22, 1999
--------------------------------       Treasurer (Principal Financial
J. Daniel Mohr                         Officer and Principal Accounting
                                       Officer)


                                       Director
--------------------------------
Israel Berkman


                                       Director

--------------------------------
David E. Blackwell


/s/ Walter D. Copeland                 Director                               June 22, 1999
--------------------------------
Walter D. Copeland


/s/ Carl W. Gerst, Jr.                 Director                               June 22, 1999
--------------------------------
Carl W. Gerst, Jr.


/s/ John Bernard Henry                 Director                               June 22, 1999
--------------------------------
John Bernard Henry


/s/ Ann G. Higbee                      Director                               June 22, 1999
--------------------------------
Ann G. Higbee


/s/ Howard J. Miller                   Director                               June 22, 1999
--------------------------------
Howard J. Miller


/s/ Anne E. O'Connor                   Director                               June 22, 1999
--------------------------------
Anne E. O'Connor


/s/ Raymond C. Traver, Jr., M.D.       Director                               June 22, 1999
--------------------------------
Raymond C. Traver, Jr., M.D.